This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that
Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan
Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement
Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement
Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved.
Changes to the assumptions may have a material impact on any returns detailed.
Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan
Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.
We recommend that such investors obtain the advice of their Morgan Stanley,
Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------
PLEASE FILL IN ALL BLUE VALUES!
THANK YOU!
--------------------------------------------------

                                      ARM                 FRM              TOTAL/AVG.
-------------------------------------------------------------------------------------------

PERCENTAGE BAL.                      80.40%              19.60%             100.00%
DEAL BALANCE                           471,108,842        114,858,943       585,967,785
WAM                                   357                 316
WALA                                   3                   4
WAC                                  7.503               7.301

LTV                                  80.91               76.24
FICO                                  625                 663
AVG. LOAN SIZE                        179,743.93         120,019.79
STATED DOCUMENT %                    47.96               31.44
DTI                                  41.04               40.48
IO %                                 27.45                4.54
SECOND LIEN %                         0.00               12.24
PROPERTY TYPE                         1.00                1.00
------------------------------
Single Family %                      76.55               75.28
PUD %                                10.14                9.99
2-4 Unit %                            5.61               10.59
CO %                                  6.00                2.52
MH %                                  0.07                0.15
OCCUPANCY TYPE                        1.00                1.00
------------------------------
Owner Occupied                       94.57               93.90
2nd Home                              0.55                0.62
Investor Prop.                        4.52                5.38
LOAN PURPOSE                          1.00                1.00
------------------------------
Purchase                             43.35               28.27
Cash-Out                             50.70               61.44
Rate-Reduction                        5.95               10.29
-------------------------------------------------------------------------------------------

ARM             CHECK                 FRM           CHECK
             ------------                        -------------
               100.00%                             100.00%
             ------------                        -------------
   STATE       PERCENT                  STATE      PERCENT
-------------------------             ------------------------
     NY         3.56                      NY         9.34
     PA         1.21                      PA         1.08
     OH         1.31                      OH         2.42
     NJ         0.55                      NJ         0.43
     GA         1.08                      GA         0.28
     FL         12.99                     FL        10.96
     IL         2.39                      IL         1.17
    OTHER       76.91                    OTHER      74.34
-------------------------             ------------------------